UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02675 )

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — March 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAEX

Putnam Tax Exempt Income Fund

Semiannual report
3|31|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Tax Exempt
Income Fund

Semiannual report
3 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	27

Financial statements	28

Shareholder meeting results	58

Message from the Trustees

Dear Fellow Shareholder:

Global equity markets have continued to rebound from last year’s lows, bolstered by strengthening economic growth and robust earnings results. Major stock indexes have hit highs not seen since the fall of 2008. And although opportunities in fixed income are somewhat diminished following the bond market’s historic rally last year, pockets of attractive valuations and opportunity remain.

Last year, investors who deployed cash in the markets were generally rewarded across a range of asset categories. This year, success is requiring more analysis, insight, and expertise. Active money management — Putnam’s core strength — is very important during times like these.

One lesson that can be drawn from the painful downturn of 2008 and early 2009 is the importance of diversification and asset allocation, which mutual funds offer. Although diversification does not guarantee a profit or protect against loss, it remains an important investment principle and one we believe is worth pursuing in all market environments.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We also would like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund
Potential for income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees, and as a result have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

The fund’s portfolio managers can select bonds from a variety of state and local governments throughout the United States. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

The portfolio managers are backed by the resources of Putnam’s fixed-income organization in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, fund management continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often than investment-grade bonds because of their greater risk potential.

The goal of the portfolio managers’ research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of investors.

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2010.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

Performance
snapshot

Annualized total return (%) comparison as of 3/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 11–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s benchmark, the Barclays Capital Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception date of the fund’s class A shares.

Interview with your
fund’s portfolio manager

Thalia Meehan

Municipals bonds posted solid gains for much of 2009. How did the fund perform over the recent semiannual period?

Throughout 2009, municipal bonds trended higher, but performance was sometimes choppy along the way. July through September 2009 was a particularly strong period for the market, and in October —  as the fund’s semiannual period began — investors took profits, sending bond prices lower. Since then, the municipal bond market has been much less volatile, and as a result, returns have been flatter. For the six months ended March 31, 2010, Putnam Tax Exempt Income Fund’s class A shares posted a gain of 0.18%, lagging the 0.28% return of its benchmark, the Barclays Capital Municipal Bond Index, but outperforming the 0.05% average return of its peers in the Lipper General Municipal Debt Funds category.

Looking back, 2009 was a very unusual period for the municipal bond market. On the heels of the Lehman Brothers collapse in late 2008, institutional investors went on a massive selling spree in an effort to raise capital and reduce risk, and municipal bond prices became totally disconnected from their fundamental value. Eventually the market corrected, and municipal bonds rallied sharply, first in the spring of 2009 and then again in the fall. This kind of price volatility has not been the norm for the asset class, and thus far 2010

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/10. See pages 6 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

has been more in keeping with the price movements that historically have characterized municipal bonds.

Aside from the drop in volatility, what other factors characterized the market over the semiannual period?

Build America Bonds — or “BABs” — continued to have a significant impact on the municipal market. The program began more than a year ago as a part of the federal government’s stimulus package and allows states and municipalities to issue bonds on the taxable market, providing them access to a wider range of investors. The federal government in turn subsidizes a portion of the interest payments, currently 35%, and the result has been significantly lower financing costs for states. To date, more than 1,000 separate BABs have been issued, totaling over $90 billion. The end result of this program has been a reduction in the supply of municipal bonds in the market, which has led to stronger demand and increased price stability. The program has been popular with issuers and investors alike. Several proposals to extend the program further are being debated in Washington. We will continue to monitor the situation, although we expect the program to be extended, albeit at a lower subsidy.

Which holdings contributed to the fund’s performance over the period?

The fund’s position in Puerto Rican general obligation bonds performed well. A new governor, Luis Fortuño, took office last year and has since implemented a broad cost-cutting agenda. Investor confidence in Puerto Rico’s financial condition has been improving as a result, and the BBB-rated bonds rallied sharply in March.

Another holding that performed well was our position in Michigan State Strategic Fund Solid Waste Disposal revenue bonds (SD Warren Co.). The bonds offered a coupon of more

Credit quality overview

Credit qualities are shown as a percentage of net assets as of 3/31/10. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit qualities are included for portfolio securities and are not included for derivative instruments and cash.

“The reduced supply of new tax-free
securities on the market and the pros-
pect of tax rate increases has helped
buoy demand for municipal bonds.”
Thalia Meehan

than 7% and had been trading at a discount, but were called during the period at par value, allowing the fund to lock in a solid profit.

Which holdings produced disappointing results for the fund?

The fund’s position in Buckeye Tobacco Settlement bonds declined during the period. Tobacco settlement bonds are secured by legally mandated payments from the tobacco industry to the states to cover tobacco-related health expenditures. They are also some of the largest and most liquid BBB-rated bonds on the municipal market. As a result, tobacco bonds posted strong returns throughout 2009 as lower-rated bonds rallied, and by the end of the year they were no longer as attractively valued. We had been reducing the fund’s overweight exposure to tobacco settlement bonds in general in favor of a more neutral stance, locking in profits in the process. Many investors appear to have been taking the same approach during the past six months, and prices declined in the sector as a result.

Another underperforming holding was in Solano (California) Community College general obligation bonds. These zero coupon bonds — for which all the interest due is repaid at the bond’s maturity —suffered from negative investor sentiment as California’s budget struggles continued. In addition, the area of the yield curve — which is a graphical representation of how the yields of bonds of varying maturities compare — became less attractive during the period, which put additional downward pressure on the bonds’ prices.

Comparison of top sector weightings

This chart shows how the fund’s top risk weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals, and may differ from the summary information above.

IN THE NEWS

The Federal Reserve Board (the Fed) has started to tap the brakes on its unprecedented stimulus efforts. The central bank recently ended its 15-month $1.25 trillion mortgage-bond purchase program, which helped financial institutions find a market for their mortgage-backed assets, and kept mortgage rates low in an effort to buoy the battered real estate market. The program was part of the government’s “quantitative easing” campaign designed to inject liquidity into the frozen credit markets in the wake of the 2008 Lehman Brothers collapse. Despite the Fed’s exit, mortgage rates and mortgage-bond prices are expected to remain stable over the near term. The Fed has said it will keep its benchmark federal funds rate at near zero, where it has been since December 2008, for an “extended period.”

What is your outlook?

Although the economy is clearly in better condition today than it was six months or a year ago, there are a number of areas of potential concern. Unemployment remains high, while consumer and business spending have been sporadic, and as a result, many states have continued to face significant budget shortfalls. The real risk this poses to municipal bond investors is not of defaults, the likelihood of which we believe remains extremely low, but of rising interest rates and falling prices. That said, there are a number of countervailing forces helping to keep rates stable, chief among them being the reduced supply of new tax-free securities on the market because of the BABs program. In addition, the prospect of tax-rate increases associated with the recent health-care bill and the expiration of the Bush tax cuts on January 1, 2011, has helped to buoy demand for municipal bonds. Over the next few months, as states begin to pass budgets for their upcoming fiscal years, negative headlines could lead to patches of volatility. With regard to the fund, we’re seeking to manage this risk through our research-driven approach, by carefully scrutinizing the municipal market for diverse investment opportunities at attractive valuations.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.86%	6.73%	6.07%	6.07%	6.00%	6.00%	6.44%	6.33%	6.88%

10 years	59.29	53.05	49.73	49.73	47.17	47.17	54.68	49.60	60.25
Annual average	4.77	4.35	4.12	4.12	3.94	3.94	4.46	4.11	4.83

5 years	19.85	14.95	16.28	14.36	14.99	14.99	17.97	14.06	20.54
Annual average	3.69	2.83	3.06	2.72	2.83	2.83	3.36	2.67	3.81

3 years	10.44	6.11	8.69	5.80	7.72	7.72	9.47	6.01	11.10
Annual average	3.37	2.00	2.82	1.90	2.51	2.51	3.06	1.96	3.57

1 year	14.10	9.54	13.50	8.50	13.17	12.17	13.76	10.04	14.33

6 months	0.18	–3.86	–0.09	–4.98	–0.23	–1.21	0.04	–3.21	0.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1 % in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 3/31/10

	Barclays Capital Municipal	Lipper General Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	—†	5.94%

10 years	72.07%	54.90
Annual average	5.58	4.45

5 years	25.11	17.12
Annual average	4.58	3.18

3 years	14.32	7.88
Annual average	4.56	2.51

1 year	9.69	12.86

6 months	0.28	0.05

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/10, there were 245, 232, 203, 187, 155, and 8 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Capital Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception date of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/10

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.192371		$0.169821	$0.159086	$0.180886		$0.201654

Capital gains [2]	—		—	—	—		—

Total	$0.192371		$0.169821	$0.159086	$0.180886		$0.201654

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

9/30/09	$8.60	$8.96	$8.60	$8.61	$8.62	$8.91	$8.61

3/31/10	8.42	8.77	8.42	8.43	8.44	8.72	8.43

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.59%	4.41%	3.95%	3.80%	4.30%	4.17%	4.81%

Taxable equivalent [4]	7.06	6.78	6.08	5.85	6.62	6.42	7.40

Current 30-day SEC yield [5]	N/A	3.89	3.41	3.26	N/A	3.64	4.33

Taxable equivalent [4]	N/A	5.98	5.25	5.02	N/A	5.60	6.66

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/09*	0.77%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month period
ended 3/31/10	0.76%	1.40%	1.55%	1.05%	0.55%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Tax Exempt Income Fund from October 1, 2009, to March 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.79	$6.98	$7.72	$5.24	$2.75

Ending value (after expenses)	$1,001.80	$999.10	$997.70	$1,000.40	$1,003.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2010, use the following calculation method. To find the value of your investment on October 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.83	$7.04	$7.80	$5.29	$2.77

Ending value (after expenses)	$1,021.14	$1,017.95	$1,017.20	$1,019.70	$1,022.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principalinvestment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), effective January 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’sproposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 90th percentile in management fees and in the 72nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	65th

Three-year period	50th

Five-year period	39th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 240, 214 and 205 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Management entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds). In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The following table shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Tax Exempt Income Fund	0.452%	0.500%	(0.048)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted

that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They  noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. Inconnection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds were subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts, and in any event, through July 31, 2010. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2010, Putnam employees had approximately $340,000,000 and the Trustees had approximately $48,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/10 (Unaudited)

Key to holding’s abbreviations

AGO Assured Guaranty, Ltd.	FRB Floating Rate Bonds
AGM Assured Guaranty Municipal Corporation	FRN Floating Rate Notes
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
Cmnwlth. of PR Gtd. Commonwealth of Puerto	GNMA Coll. Government National Mortgage
RicoGuaranteed	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	PSFG Permanent School Fund Guaranteed
FHA Insd. Federal Housing Administration Insured	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage	SGI Syncora Guarantee, Inc.
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage	VRDN Variable Rate Demand Notes
AssociationCollateralized

MUNICIPAL BONDS AND NOTES (98.6%)*	Rating**	Principal amount	Value

Alabama (1.1%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll., 6.05s, 4/1/17	Aaa	$800,000	$821,160
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 1/2s, 10/1/37	Aaa	2,105,000	2,194,926

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,574,850

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Baa3	5,000,000	5,155,050

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	3,500,000	3,601,290

			13,347,276
Alaska (0.1%)
AK State Hsg. Fin. Corp. Rev. Bonds, Ser. A,
4.4s, 12/1/31	Aaa	1,115,000	1,128,737

			1,128,737
Arizona (1.7%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	3,850,000	3,748,360

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	5,430,000	5,630,258

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	1,916,320

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	3,300,000	3,743,355

Mesa, Util. Syst. Rev. Bonds, FGIC, NATL,
7 1/4s, 7/1/12	AA–	3,635,000	4,077,380

Queen Creek, Special Assmt. Bonds (Impt. Dist.
No. 001), 5s, 1/1/26	Baa2	725,000	682,000

Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds
(Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	503,680

			20,301,353

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Arkansas (—%)
Fayetteville, Sales & Use Tax Cap. Impt. Rev.
Bonds, Ser. A, AGM, 4s, 11/1/21	AAA	$190,000	$193,293

			193,293
California (9.1%)
Bay Area Toll Auth. of CA Rev. Bonds (San
Francisco Bay Area), Ser. F-1, 5s, 4/1/39	AA	5,000,000	5,098,900

CA Edl. Fac. Auth. Rev. Bonds
(Scripps College), 5s, 8/1/31	A1	500,000	496,725
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,188,051

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
Ser. K, 4 3/4s, 8/1/36	Aa3	5,750,000	4,617,538

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(Science Ctr. Phase II), Ser. B, FGIC, 5s,
5/1/23	A	640,000	622,035

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	4,100,000	3,574,339

CA State G.O. Bonds
6 1/2s, 4/1/33	A–	10,000,000	10,961,300
5 3/4s, 4/1/31	A–	15,000,000	15,445,050
5 1/2s, 3/1/40	A–	10,300,000	10,284,344
5 1/4s, 3/1/30	A–	2,240,000	2,215,360
5s, 11/1/30	A–	5,000	4,789
5s, 10/1/29	A–	9,000,000	8,674,290
FGIC, 5s, 6/1/26	A	5,000,000	4,934,250

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	7,500,000	8,006,250

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	BBB+	2,000,000	2,076,880
Ser. A-1, 6s, 3/1/35	BBB+	1,400,000	1,401,960

Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	Aa3	200,000	193,340

Garvey, School Dist. G.O. Bonds (Election
of 2004), AGM, zero %, 8/1/26	AAA	545,000	196,462

Golden State Tobacco Securitization Corp. Rev.
Bonds (Tobacco Settlement), Ser. B, AMBAC, FHLMC
Coll., FNMA Coll., 5s, 6/1/38 (Prerefunded)	Aaa	530,000	587,426

Lompoc, Hlth. Care Dist. G.O. Bonds (Election
of 2005), Ser. B, SGI
5s, 8/1/29	A3	1,285,000	1,211,614
5s, 8/1/28	A3	1,125,000	1,079,291

Los Angeles, Unified School Dist. G.O. Bonds,
Ser. I, 5s, 7/1/26	Aa3	5,000,000	5,240,850

M-S-R Energy Auth. Rev. Bonds, Ser. A, 6 1/2s,
11/1/39	A	2,250,000	2,401,470

Ontario, COP (Wtr. Syst. Impt.), NATL, 5s, 7/1/29	AA–	500,000	504,325

Port Oakland, Rev. Bonds, Ser. L, FGIC, NATL
5 3/8s, 11/1/27	A2	7,930,000	7,792,652
5 3/8s, 11/1/27 (Prerefunded)	A2	990,000	1,087,386

Riverside Cnty., Asset Leasing Corp. Leasehold
Rev. Bonds (Riverside Cnty. Hosp.), NATL,
zero %, 6/1/25	A2	4,000,000	1,585,800

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL, zero %, 12/1/22	A	$7,500,000	$3,309,825

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, zero %, 8/1/26	Aa3	9,560,000	3,657,847

			108,450,349
Colorado (1.3%)
CO Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	BBB	1,500,000	1,330,815
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	999,040
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,024,390

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, NATL, 5 1/2s, 9/1/24	A	1,750,000	1,759,625

CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	2,520,000	2,568,082
6 3/8s, 12/15/30 (Prerefunded)	A3	2,480,000	2,602,487
6 1/4s, 12/15/33	A3	3,000,000	3,173,940

E-470 Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A	13,000,000	2,471,560

			15,929,939
Connecticut (0.6%)
CT State Dev. Auth. Rev. Bonds (Mystic Marine
Life Aquarium), Ser. A, 4 5/8s, 5/1/37	A+	2,500,000	2,121,050

CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	688,905

CT State Dev. Auth. Poll. Control Rev. Bonds
(Western MA Electric Co.), Ser. A, 5.85s, 9/1/28	Baa2	3,000,000	3,033,750

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. B,
6 1/8s, 1/1/14	BB/P	1,000,000	988,590

			6,832,295
Delaware (0.1%)
DE St. Econ. Dev. Auth. Rev. Bonds (Delmarva
Pwr.), 5.4s, 2/1/31	Baa2	1,700,000	1,714,586

			1,714,586
District of Columbia (0.6%)
DC G.O. Bonds, Ser. A, AGM, 5s, 6/1/26	AAA	5,005,000	5,223,869

DC Ballpark Rev. Bonds, Ser. B-1, FGIC, 5s, 2/1/25	A	1,035,000	1,023,191

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
6 3/4s, 5/15/40	BBB	460,000	443,923

DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC,
5s, 10/1/33	AA–	1,005,000	1,025,914

			7,716,897
Florida (8.9%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	4,000,000	4,382,320

Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC,
5s, 10/1/26	Baa1	2,500,000	2,477,825

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp., Inc.), Ser. A, 5 3/4s, 8/15/29	BBB+/F	2,500,000	2,428,775

FL Hsg. Fin. Corp. Rev. Bonds
(Home Owner Mtge.), Ser. 7, AGM, 6s, 1/1/21	AAA	215,000	217,167
Ser. G, 5 3/4s, 1/1/37	Aa1	1,360,000	1,430,162

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Florida cont.
FL Hsg. Fin. Corp. Rev. Bonds
(Noah’s Landing Apts.), Ser. H-1, AGM,
5 3/8s, 12/1/41	AAA	$1,710,000	$1,710,000
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 5s, 1/1/36	Aa1	1,025,000	1,041,103
(Homeowner Mtge.), Ser. 2, GNMA Coll, FNMA Coll,
FHLMC Coll., 4.95s, 7/1/37	Aa1	1,610,000	1,601,531
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4.3s, 7/1/15	Aa1	290,000	289,713
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4.2s, 7/1/14	Aa1	290,000	292,787
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4.1s, 7/1/13	Aa1	255,000	258,073
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4.1s, 1/1/13	Aa1	225,000	227,311
(Homeowner Mtge.), Ser. 1, GNMA Coll., FNMA
Coll., FHLMC Coll., 4s, 7/1/12	Aa1	175,000	177,235

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A1	3,300,000	3,299,967

Flagler Cnty., School Board COP, Ser. A, AGM,
5s, 8/1/19	AAA	500,000	519,585

Fleming Island, Plantation Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. B, 7 3/8s, 5/1/31
(Prerefunded)	AAA	750,000	761,145

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A, U.S.
Govt. Coll., 7 1/4s, 10/1/29 (Prerefunded)	AAA/F	7,030,000	7,405,754

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	A	18,500,000	21,702,165

Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31
(Prerefunded)	AAA/P	1,000,000	1,087,880

Hillsborough Cnty., Cmnty. Investment Tax Rev.
Bonds, AMBAC, 5s, 5/1/24	AA+	1,250,000	1,311,375

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/13	Baa1	1,125,000	1,227,791
AMBAC, 5s, 3/15/12	Baa1	1,350,000	1,424,088

Kissimmee, Util. Auth. Rev. Bonds, AGM, 5 1/4s,
10/1/18	Aa3	2,270,000	2,437,072

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa3	5,500,000	5,653,175

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s,
10/1/25	BB–/P	2,500,000	2,134,975

Leesburg, Cap. Impt. Rev. Bonds, FGIC, 5 1/4s,
10/1/27	A	1,600,000	1,653,488

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba2	1,000,000	938,740
6.7s, 11/15/19	Ba2	3,700,000	3,725,086

Miami-Dade Cnty., G.O. Bonds (Parks Program),
NATL, 5s, 11/1/25	Aa3	5,000,000	5,171,550

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Florida cont.
Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. B, FGIC, 5 1/4s, 7/1/26	A	$3,000,000	$3,084,510

North Broward, Hosp. Dist. Rev. Bonds, 6s,
1/15/31 (Prerefunded)	A2	235,000	247,533

Oakstead, Cmnty. Dev. Dist. Cap. Impt. Rev. Bonds,
Ser. A, U.S. Govt. Coll., 7.2s, 5/1/32 (Prerefunded)	AAA	2,095,000	2,125,336

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), Ser. A, NATL,
6 1/4s, 10/1/18	A2	3,000,000	3,394,020

Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
(Cmnty. Provider Pooled Loan Program), Ser. A,
AGM, 7 3/4s, 7/1/10	AAA	15,000	15,004

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.301s, 5/1/37	D/P	285,000	167,081

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	2,000,000	2,015,980

South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	BB–/P	465,000	315,256

St. Lucie Cnty., School Board COP, Ser. A, AGM,
5s, 7/1/23	AAA	4,300,000	4,338,872

Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), AGM, 7.15s, 11/1/15	AAA	4,800,000	5,792,688

Sunrise, Util. Syst. Rev. Bonds, AMBAC,
5.2s, 10/1/22	A/P	5,995,000	6,417,048

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	BB–/P	100,000	73,278

U. Central FL Assn., Inc. COP, Ser. A, FGIC,
5 1/4s, 10/1/34	A	500,000	481,335

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33	BBB–/P	885,000	807,775

			106,263,554
Georgia (1.4%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A	4,500,000	4,738,050

Burke Cnty., Poll. Control Dev. Auth. Mandatory
Put Bonds (Oglethorpe Pwr. Corp.), Class E,
NATL, 4 3/4s, 4/1/11	A	2,000,000	2,070,800

Cherokee Cnty., Wtr. & Swr. Auth. Rev. Bonds,
Ser. 06, AGM, 5s, 8/1/25	AAA	500,000	538,730

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Prerefunded)	AAA	925,000	1,052,317

GA State Private College & U. Auth. Rev. Bonds
(Emory U.), Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,415,690

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A+	370,000	379,146

Marietta, Dev. Auth. Rev. Bonds (U. Fac. - Life
U., Inc.), 7s, 6/15/39	Ba3	3,450,000	3,230,856

Richmond Cnty., Dev. Auth. Rev. Bonds (Amt.-Intl.
Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	1,965,269

			16,390,858

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Illinois (2.7%)
Chicago, Waste Wtr. Transmission VRDN, Ser. C-2,
0.29s, 1/1/39	VMIG1	$1,200,000	$1,200,000

Chicago, Wtr. Rev. Bonds, AGM, 5s, 11/1/25	AAA	4,750,000	5,052,623

Cook Cnty., G.O. Bonds, Ser. B, NATL, 5s, 11/15/29	AA	1,250,000	1,280,400

IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aaa	2,250,000	2,328,750

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A3	350,000	390,880
(Rush U. Med. Ctr.), Ser. B, 7 1/4s, 11/1/38	A3	2,520,000	2,814,336
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	5,500,000	5,720,055
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A3	1,075,000	1,149,315
(Roosevelt U.), 6 1/2s, 4/1/39	Baa2	4,000,000	4,067,840
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	1,000,000	921,610
(Newman Foundation), Radian Insd., 5s, 2/1/32	A/P	3,000,000	2,439,870

IL State G.O. Bonds, AGM, 5s, 1/1/21	AAA	3,000,000	3,189,990

IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
AGM, 5s, 1/1/22	AAA	1,000,000	1,068,300

			31,623,969
Indiana (3.2%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.),
5s, 10/1/24	BBB–/F	965,000	913,546

IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	Aa3	6,150,000	6,299,630

IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty.
Hosp.), Ser. A, AMBAC, 5s, 5/1/24	A	3,000,000	2,940,540

IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	4,150,000	4,151,619

IN State Fin. Auth. VRDN, Ser. A-2, 0.29s, 2/1/37	VMIG1	10,400,000	10,400,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Valparaiso U.), 5s, 10/1/27	A2	1,405,000	1,418,966

IN U. Rev. Bonds (IN U. Fac.), AMBAC, 5 1/4s,
11/15/23	Aa1	700,000	765,086

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	4,500,000	4,658,535

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	2,500,000	2,712,250
NATL, 5.6s, 11/1/16	A	2,750,000	2,965,683

Jasper Hosp. Auth. Rev. Bonds (Memorial Hosp.),
5 1/2s, 11/1/32	A–	500,000	477,600

			37,703,455
Iowa (1.0%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	310,000	315,357

IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	7,400,000	8,291,922

IA Fin. Auth. Hlth. Fac. Rev. Bonds
(Care Initiatives), Ser. A, 5 1/2s, 7/1/21	BB+	2,500,000	2,134,675

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	BBB	750,000	559,988

			11,301,942

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds, Ser. K, NATL
5 1/4s, 11/1/26	Aa2	$1,355,000	$1,472,939
5 1/4s, 11/1/25	Aa2	1,620,000	1,764,326

KS State Dev. Fin. Auth. Hlth. Fac. Rev. Bonds
(Stormont-Vail Hlthcare, Inc.), Ser. L, NATL,
5 1/8s, 11/15/32	A2	1,260,000	1,245,800

Lenexa, Hlth. Care Rev. Bonds (LakeView Village),
Ser. C, 6 7/8s, 5/15/32 (Prerefunded)	AAA	500,000	564,555

Lenexa, Hlth. Care Fac. Rev. Bonds, 5 1/2s,
5/15/39	BB+/P	1,500,000	1,226,580

			6,274,200
Kentucky (0.9%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(Louisville Arena), Ser. A-1, AGO, 6s, 12/1/42	AAA	3,500,000	3,758,370

KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A, 6 5/8s, 10/1/28	A–/F	245,000	249,809

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.), 5s,
10/1/30	A–	4,000,000	3,771,560

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa2	855,000	822,459

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	1,000,000	1,071,100

Shelby Cnty., Lease Rev. VRDN, Ser. A, 0.29s, 9/1/34	VMIG1	1,505,000	1,505,000

			11,178,298
Louisiana (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B
5 7/8s, 5/15/39	BBB	950,000	885,628
5 1/2s, 5/15/30	BBB	2,500,000	2,506,250

			3,391,878
Maine (—%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
Ser. C, AGM, 5 3/4s, 7/1/30	AAA	300,000	304,149

			304,149
Maryland (0.8%)
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt.
Coll., 8s, 5/15/29 (Prerefunded)	AAA	5,000,000	5,191,250

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A3	1,100,000	1,263,724

MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (WA Cnty. Hosp.)
6s, 1/1/43	BBB–	1,590,000	1,583,052
5 3/4s, 1/1/38	BBB–	1,000,000	971,570

			9,009,596
Massachusetts (4.3%)
MA Dev. Fin. Agcy. Rev. Bonds, Ser. A, NATL,
5 1/2s, 1/1/11	A	1,500,000	1,528,575

MA Edl. Fin. Auth. Rev. Bonds, Ser. B, 5.7s, 1/1/31	AA	5,425,000	5,452,613

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	920,000	985,798
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,221,328

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s,
12/15/15 (Prerefunded)	AAA/P	$625,000	$728,844
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,950,000	2,689,191
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa1	4,750,000	4,803,438
(Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22	A	5,500,000	5,623,805
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa1	900,000	916,767
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,000,000	1,014,640
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A/F	1,065,000	1,084,351
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	4,000,000	4,039,560
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	2,000,000	2,106,680
(Springfield College), 5 5/8s, 10/15/40	Baa1	1,000,000	984,920
(Caritas Christian Oblig. Group), Ser. A,
5 5/ 8s, 7/1/20	Baa2	1,745,000	1,746,012
(Springfield College), 5 1/2s, 10/15/31	Baa1	600,000	572,352
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	450,000	300,366
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	A	1,050,000	1,053,759
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	Aa2	3,305,000	3,417,370
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	4,100,000	4,106,601

MA State Port Auth. Rev. Bonds, 13s,
7/1/13 (Prerefunded)	AA/F	3,520,000	4,224,669

			50,601,639
Michigan (2.4%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	BB	500,000	407,300
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	3,120,000	2,856,173

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AAA	4,040,000	4,280,744

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 3/8s, 7/1/35	Ba1	2,500,000	2,495,325

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba1	535,000	509,866

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,657,150
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	8,160,000	7,211,890
(Chelsea Cmnty. Hosp. Oblig.), 5s,
5/15/25 (Prerefunded)	AAA	915,000	1,042,405

MI State Strategic Fund Mandatory Put Bonds
(Dow Chemical), Ser. A-1, 6 3/4s, 6/2/14	BBB–	700,000	774,389

MI State Strategic Fund, Ltd. Mandatory Put Bonds
(Dow Chemical), 5 1/2s, 6/1/13	Baa3	3,500,000	3,696,350

MI State Strategic Fund, Ltd. VRDN
(Detroit Symphony), Ser. B, 0.3s, 6/1/31
(LaSalle Bank Midwest)	A–1	1,550,000	1,550,000

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	BBB	1,000,000	820,320

			28,301,912
Minnesota (1.0%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB–	1,600,000	1,655,648

Martin Cnty., Hosp. Rev. Bonds (Fairmont Cmnty.
Hosp. Assn.), 6 5/8s, 9/1/22	BBB–/P	4,010,000	4,031,173

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
MN Agricultural & Econ. Dev. Board Rev. Bonds
(Evangelical Lutheran), 6s, 2/1/27	A3	$1,625,000	$1,656,850

MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. H, 4.3s, 1/1/13	Aa1	615,000	631,587

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	Baa1	2,155,000	2,043,543

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,250,000	1,159,250

Winona, Hlth. Care Fac. Rev. Bonds (Winona Hlth.
Oblig. Group), Ser. A, 6s, 7/1/34	BBB–	500,000	489,325

			11,667,376
Mississippi (0.5%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB	3,000,000	2,988,000

MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. G, GNMA Coll., FNMA Coll., 6.7s, 11/1/29	Aaa	620,000	639,183
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,615,000	1,666,179
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	785,000	825,302

			6,118,664
Missouri (0.6%)
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,447,483

MO State Hlth. & Edl. Fac. Auth. VRDN (Sisters
of Mercy Hlth.), Ser. A, 0.29s, 6/1/16	VMIG1	4,000,000	4,000,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. B-1, GNMA
Coll., FNMA Coll., 7.45s, 9/1/31	AAA	180,000	185,978
(Single Fam. Home Ownership Loan), Ser. A-1, GNMA
Coll., FNMA Coll., 6 3/4s, 3/1/34	AAA	190,000	198,187

MO State Hsg. Dev. Comm. Single Fam. Mtge. Rev.
Bonds (Home Ownership Loan), Ser. B, GNMA Coll.,
FNMA Coll., 3.85s, 9/1/10	AAA	75,000	75,290

			6,906,938
Nebraska (0.2%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	BB+	370,000	376,667

NE Edl. Fin. Auth. VRDN (Creighton U.), 0.29s, 7/1/35	VMIG1	1,965,000	1,965,000

			2,341,667
Nevada (1.5%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-1, AMBAC,
5s, 7/1/27	Aa3	10,000,000	9,322,400

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	BBB	7,570,000	6,957,284

Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB/P	1,660,000	1,614,549

			17,894,233

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

New Hampshire (0.6%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	$1,000,000	$880,640

NH Hlth. & Ed. Fac. Auth. Rev. Bonds (Hlth. Care
Syst.-Covenant Hlth.), 6 1/8s, 7/1/31 (Prerefunded)	A	4,000,000	4,367,080

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6 1/8s, 10/1/39	Baa1	2,000,000	2,013,560

			7,261,280
New Jersey (4.5%)
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds
(Perth Amboy Muni. Complex), FGIC, NATL,
5s, 3/15/31	AA/P	3,500,000	3,175,375

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded)	AAA/F	3,150,000	3,511,053
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	9,750,000	9,617,010
(School Fac. Construction), Ser. AA, 5 1/4s,
12/15/33	AA–	5,500,000	5,685,955
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	A	7,000,000	6,959,470

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,250,000	6,342,125
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa2	3,000,000	3,003,600

NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	AA–	8,760,000	3,898,025

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,358,855

NJ State Tpk. Auth. Rev. Bonds, Ser. E,
5 1/4s, 1/1/40	A+	3,000,000	3,138,780

Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	Aaa	2,000,000	2,332,880
6 3/8s, 6/1/32 (Prerefunded)	Aaa	1,775,000	2,019,435
6 1/8s, 6/1/42 (Prerefunded)	Aaa	1,600,000	1,773,088

			53,815,651
New Mexico (0.3%)
Farmington, Poll. Control Rev. Bonds (San Juan),
Ser. B, 4 7/8s, 4/1/33	Baa3	2,110,000	1,878,596

U. of NM Rev. Bonds (Hosp. Mtg.), AGM, FHA Insd.,
5s, 1/1/24	AAA	2,000,000	2,063,720

			3,942,316
New York (6.2%)
Long Island, Pwr. Auth. NY Elec. Syst. Rev.
Bonds, Ser. D, NATL, 5s, 9/1/20	A	500,000	529,715

Metro. Trans. Auth. Dedicated Tax Rev. Bonds,
Ser. A, 5 1/2s, 11/15/39	AA	2,000,000	2,132,520

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North
Shore Hlth. Syst.), Ser. C, 5 5/8s, 11/1/10	Baa1	140,000	143,196

NY City, G.O. Bonds, Ser. J/J-1, 5s, 6/1/21	AA	250,000	267,725

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Ba1	300,000	290,100

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	11,005,000	9,780,804

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB–	200,000	143,996

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	AA–	$10,900,000	$12,596,912
(City U.), Ser. A, 5 3/4s, 7/1/18	AA–	12,485,000	14,168,977
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	600,000	588,630
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	759,008
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	AA–	23,100,000	25,683,504
(Brooklyn Law School), Ser. B, SGI, 5 3/8s, 7/1/22	Baa1	1,000,000	1,029,950
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	285,000	314,118

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	558,450

NY State Energy Research & Dev. Auth. Fac.
Mandatory Put Bonds, 4.7s, 10/1/12	A3	500,000	506,900

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31	B/P	750,000	641,910

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	75,000	75,125

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	2,200,000	1,930,544

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds, 5s, 6/1/26	BBB	1,000,000	933,670

			73,075,754
North Carolina (1.5%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6 3/4s, 1/1/24	A–	1,250,000	1,466,000
AMBAC, 6s, 1/1/18	Baa1	7,000,000	7,978,110

NC Hsg. Fin. Agcy. FRN (Homeownership), Ser. 26,
Class A, 5 1/2s, 1/1/38	Aa2	775,000	797,506

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,292,847

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(First Mtge.—Forest at Duke), 6 3/8s, 9/1/32
(Prerefunded)	BBB/P	3,000,000	3,352,890

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A
5 1/2s, 1/1/13	A2	200,000	221,306
5s, 1/1/30	A2	1,200,000	1,238,484

			17,347,143
Ohio (6.2%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A, 5s, 2/15/38	A1	5,000,000	5,097,300

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	BBB	32,100,000	24,846,042
5 1/8s, 6/1/24	BBB	4,950,000	4,562,613

Cleveland, Parking Fac. Rev. Bonds, AGM,
5 1/4s, 9/15/22	AAA	600,000	623,910

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds
(Metro. Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA+	6,130,000	6,437,174

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Lorain Cnty., Hosp. Rev. Bonds (Catholic),
Ser. C-2, AGM, 5s, 4/1/24	AAA	$5,000,000	$5,126,850

Midview, Local School Dist. COP (Elementary
School Bldg. Fac.), 5 1/4s, 11/1/30	A	3,500,000	3,599,925

Montgomery Cnty., VRDN (Miami Valley Hosp.),
Ser. B, 0.36s, 11/15/24	VMIG1	5,400,000	5,400,000

OH State Higher Edl. Fac. Mandatory Put Bonds
(Kenyon College), 4.95s, 7/1/15	A1	5,300,000	5,738,310

OH State Higher Edl. Fac. Rev. Bonds (Case
Western Reserve U.), 5 1/2s, 10/1/22 (Prerefunded)	AA–	1,000,000	1,109,440

OH State Higher Edl. Fac. Commn. Rev. Bonds (U.
Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	5,000,000	5,319,150

OH State U. Rev. Bonds, Ser. A, 5s, 12/1/27	Aa2	1,000,000	1,072,480

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	5,000,000	5,060,050

			73,993,244
Oklahoma (1.0%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	555,000	538,439

OK State Tpk. Auth. VRDN, Ser. F, 0.29s, 1/1/28	VMIG1	8,585,000	8,585,000

Tulsa, Arpt. Impt. Trust Rev. Bonds, Ser. A,
5 3/8s, 6/1/24	A3	2,200,000	2,212,122

			11,335,561
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A2	2,000,000	2,160,380

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. J, 4.7s, 7/1/30	Aa2	595,000	598,766

			2,759,146
Pennsylvania (2.5%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	2,210,000	2,435,354
(Hlth. Syst.—West PA), Ser. A, 5 3/8s, 11/15/40	BB	6,550,000	5,021,099

Allegheny Cnty., Sanitation Auth. Swr. Rev.
Bonds, NATL
5 1/2s, 12/1/30	A	150,000	152,480
5 1/2s, 12/1/30 (Prerefunded)	A	850,000	883,261

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	1,690,000	1,689,797

Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
(Jenners Pond, Inc.), 7 1/4s, 7/1/24 (Prerefunded)	AAA/P	500,000	574,090

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A
5 1/4s, 1/1/19	BBB+	1,465,000	1,481,247
5.15s, 1/1/18	BBB+	665,000	671,710

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	Aa3	5,500,000	5,850,130

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	1,275,000	1,166,574

Geisinger, PA Auth. Hlth. Syst. VRDN (Geisinger
Hlth. Syst.), 0.14s, 11/15/32	VMIG1	1,300,000	1,300,000

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	$3,250,000	$3,080,838

Northampton Cnty., Hosp. Auth. Rev. Bonds (Saint
Luke’s Hosp.), Ser. A, 5 1/2s, 8/15/40	Baa1	2,750,000	2,686,338

PA Rev. Bonds (Philadelphia Biosolids Fac.),
6 1/4s, 1/1/32	BBB+/F	500,000	514,630

PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak),
Ser. A , 6 1/4s, 11/1/31	A2	1,000,000	1,015,210

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
(Graduate Hlth. Syst.), 7 1/4s, 7/1/10 (In default) †	D/P	5,415,577	1,625

West Shore, Area Hosp. Auth. Rev. Bonds (Holy
Spirit Hosp.), 6 1/4s, 1/1/32	BBB	500,000	501,240

York Cnty., G.O. Bonds, AMBAC, 5s, 6/1/21	AA	485,000	507,106

			29,532,729
Puerto Rico (5.3%)
Cmnwlth. of PR, G.O. Bonds
Ser. B, 6s, 7/1/39	Baa3	7,000,000	7,332,710
Ser. C-7, NATL, 6s, 7/1/27	A	500,000	522,725
Ser. A, 5 1/4s, 7/1/22	Baa3	850,000	863,932

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/44	Baa3	3,400,000	3,513,322

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	A3	3,000,000	2,963,880
Ser. TT, 5s, 7/1/37	A3	5,000,000	4,777,750
Ser. RR, FGIC, 5s, 7/1/23	A	4,395,000	4,502,370

Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds,
Ser. B, 5s, 12/1/13	BBB	250,000	265,120

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. K
5s, 7/1/17	BBB	2,900,000	2,995,468
5s, 7/1/13	BBB	500,000	526,175

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	250,000	252,315

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Auxilio Mutuo Oblig.
Group), Ser. A, NATL, 6 1/4s, 7/1/16	A	3,420,000	3,420,581

Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds,
Ser. A, 5 1/4s, 8/1/24	Baa3	750,000	751,320

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/31	Baa3	1,895,000	2,112,281
Ser. P, Cmnwlth. of PR Gtd., 6 1/8s, 7/1/23	Baa3	8,000,000	8,652,400
Ser. I, Cmnwlth. of PR Gtd., 5s, 7/1/36	Baa3	2,220,000	2,015,183

Cmnwlth. of PR, Pub. Fin. Corp. Rev. Bonds,
Ser. A, AMBAC, 5 1/4s, 8/1/30	BBB–	175,000	179,317

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A
6s, 8/1/42	A+	15,000,000	16,001,700
NATL, zero %, 8/1/43	Aa3	350,000	43,040

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24	Baa2	1,000,000	974,210

			62,665,799

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

South Carolina (0.9%)
Berkeley Cnty., School Dist. Rev. Bonds
(Installment Lease Securing Assets for Ed.),
5 1/8s, 12/1/30	A3	$5,000,000	$5,057,250

Florence Cnty., Hosp. Rev. Bonds (McLeod Regl.
Med. Ctr.), Ser. A, AGM, 5 1/4s, 11/1/23	AAA	2,500,000	2,593,300

SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds,
Ser. A-2, AMBAC, 5s, 7/1/35	Aa1	1,035,000	1,060,213

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	800,000	853,864
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	1,115,000	1,275,292
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	135,000	154,408

			10,994,327
South Dakota (0.4%)
Brookings, COP, AMBAC, 5 1/4s, 12/1/19	A–/P	3,445,000	3,488,545

SD Hsg. Dev. Auth. Rev. Bonds (Home Ownership
Mtge.), Ser. J, 4.55s, 5/1/18	AAA	1,000,000	1,020,630

			4,509,175
Tennessee (1.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/25 (Prerefunded)	Baa1	5,000,000	5,666,650

Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.05s, 9/1/12	Baa2	2,000,000	2,137,500

Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp. Board
Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	310,000	349,742
6 1/2s, 9/1/26 (Prerefunded)	AAA	190,000	214,358

TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A
5 1/4s, 9/1/24	BB+	4,000,000	3,983,800
5 1/4s, 9/1/20	BB+	5,000,000	5,075,850

			17,427,900
Texas (13.1%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33	B+/P	715,000	623,308
5 7/8s, 11/15/18	B+/P	4,250,000	3,875,150

Aldine, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG
5s, 2/15/25	Aaa	2,000,000	2,158,640
5s, 2/15/24	Aaa	2,000,000	2,167,480

Angleton, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30	Aaa	4,095,000	4,333,288

Beaumont, Indpt. School Dist. G.O. Bonds (School
Bldg.), AGO, 5 1/8s, 2/15/30	AAA	2,550,000	2,655,213

Brazoria Cnty., Brazos River Harbor Naval Dist.
Env. FRN (Dow Chemical Co.), Ser. A-4, 5.95s,
5/15/33	BBB–	1,100,000	1,082,290

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (Dow Chemical), 5.9s, 5/1/28	BBB–	3,450,000	3,460,799

Cypress-Fairbanks, Indpt. School Dist. G.O. Bonds
(Schoolhouse), PSFG, 5s, 2/15/24	Aaa	625,000	681,694

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Texas cont.
Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	BBB+	$9,500,000	$9,382,960

Dallas, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 6s, 2/15/27	Aaa	3,260,000	3,757,476

Edgewood, Indpt. School Dist. Bexar Cnty. G.O.
Bonds, Ser. A, PSFG, 5s, 2/15/29	Aaa	1,035,000	1,073,119

La Porte, Indpt. School Dist. G.O. Bonds
(Schoolhouse), AGO, 5s, 2/15/26	AAA	570,000	608,800

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,700,000	1,757,273

Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B,
AGM, 5s, 10/1/16	AAA	750,000	822,173

Leander, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, zero %, 8/15/19	AAA	5,000,000	3,408,750

Lower CO River Auth. Rev. Bonds
Ser. A, 7 1/4s, 5/15/37	A1	2,000,000	2,221,420
5 3/4s, 5/15/37	A1	1,200,000	1,252,140
5 3/4s, 5/15/28	A1	2,000,000	2,122,220

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	3,630,000	3,864,498

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	2,250,000	1,931,783

Mission Cons., Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 2/15/23	Aaa	840,000	897,464

Montgomery Cnty., G.O. Bonds, Ser. A, AGM, 5s,
3/1/21	AAA	1,750,000	1,887,865

North TX Thruway Auth. Rev. Bonds
Ser. A, 5 5/8s, 1/1/33	A2	3,000,000	3,116,880
Ser. A, NATL, 5 1/8s, 1/1/28	A2	5,000,000	5,071,350
Ser. D, AGO, zero %, 1/1/28	AAA	11,620,000	4,295,798

North TX, Thruway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	5,200,000	5,619,744
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,750,000	2,822,188

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6 1/2s, 1/1/15), 2043 ††	A2	9,700,000	7,424,768

Paris, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/25	Aaa	1,000,000	1,079,320

Pharr, San Juan — Alamo, Indpt. School Dist. G.O.
Bonds (School Bldg.), PSFG, 5s, 2/1/30	Aaa	400,000	424,676

Round Rock, Indpt. School Dist. G.O. Bonds
(School Bldg.), 5s, 8/1/33	Aa1	500,000	527,095

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,400,000	1,436,288

San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5 1/4s, 7/1/32	AAA	1,415,000	1,387,591

Spring, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/24	Aaa	500,000	542,425

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	977,480
5 1/4s, 11/15/22	A–	2,500,000	2,553,300

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Texas cont.
Tarrant Cnty., Hosp. Dist. Rev. Bonds, NATL,
5 1/2s, 8/15/19	Aa3	$1,870,000	$1,929,877

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/26	A2	5,000,000	4,848,250

TX Private Activity Surface Trans. Corp. Rev.
Bonds (NTE Mobility), 6 7/8s, 12/31/39	BBB–/F	1,650,000	1,719,267

TX State G.O. Bonds (Trans. Comm. Mobility Fund),
4 3/4s, 4/1/27	Aa1	5,000,000	5,214,200

TX State Rev. Bonds, 6.2s, 9/30/11	AA+	20,800,000	21,523,008

TX State Affordable Hsg. Corp. Single Fam. Mtge.
Rev. Bonds (Professional Ed. Home Loan),
Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll.,
5.6s, 2/1/39	Aaa	1,689,356	1,744,328

TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	Aa1	6,500,000	7,981,090

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Baa1	1,000,000	1,003,430

TX State, Trans. Comm. Rev. Bonds, 5s, 4/1/26	AAA	7,585,000	8,076,584

Victoria, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,632,108

Victoria, Util. Syst. Rev. Bonds, AMBAC, 5s, 12/1/27	AA–	3,960,000	4,128,419

			155,105,267
Utah (0.5%)
Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp. Inc.), Ser. A, 8 1/8s, 5/15/15
(Prerefunded)	AAA	3,860,000	4,445,408
AMBAC, 6 3/4s, 5/15/20 (Prerefunded)	AAA/P	2,000,000	2,002,080

			6,447,488
Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, AGM, 5s, 11/1/34	AAA	335,000	339,623
(Single Fam.), Ser. 23, AGM, 5s, 5/1/34	AAA	535,000	545,743

			885,366
Virginia (3.0%)
Chesterfield Cnty., Econ. Dev. Auth. Poll.
Control Rev. Bonds (VA Elec. & Pwr.), Ser. A,
5s, 5/1/23	A–	1,575,000	1,686,353

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	4,750,000	4,782,538

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929s, 8/23/27	AAA	19,500,000	20,452,380

Prince William Cnty., Indl. Dev. Auth. Hosp. Rev.
Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	Baa1	1,740,000	1,671,026

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	6,100,000	6,972,910

			35,565,207
Washington (3.3%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No. 1
Production Syst.), FGIC
5s, 9/1/25	A	695,000	708,990
5s, 9/1/24	A	615,000	629,102

MUNICIPAL BONDS AND NOTES (98.6%)* cont.	Rating**	Principal amount	Value

Washington cont.
Everett, Pub. Fac. Dist. Ltd. Sales Tax &
Interlocal Rev. Bonds, Ser. A
5s, 12/1/23	A–	$525,000	$529,951
5s, 12/1/22	A–	1,050,000	1,065,267

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	4,155,000	4,182,008
6 1/2s, 6/1/26	BBB	1,185,000	1,215,668

WA State G.O. Bonds
Ser. D, AGM, 5s, 1/1/28	AAA	8,320,000	8,826,355
(Motor Vehicle Fuel), Ser. B, NATL, 5s, 7/1/24	Aa1	5,270,000	5,640,586

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,250,000	1,343,000
(Catholic Hlth. Initiatives), Ser. D, 6 3/8s, 10/1/36	Aa2	7,050,000	7,754,577
Ser. C, Radian Insd., 5 3/8s, 8/15/28	Baa2	1,850,000	1,781,976
Ser. B, NATL, 5s, 2/15/27	A	2,415,000	2,218,757
(Kadlec Med. Ctr.), Ser. A, AGO, 5s, 12/1/21	AAA	3,000,000	3,052,440

WA State Hsg. Fin. Comm. Rev. Bonds (Single
Family Program), Ser. 2A, GNMA Coll., FNMA
Coll., 5s, 12/1/25	Aaa	600,000	602,862

			39,551,539
West Virginia (0.9%)
Econ. Dev. Auth. Lease Rev. Bonds (Correctional
Juvenile Safety), Ser. A, NATL, 5s, 6/1/29	AA–	6,200,000	6,320,590

Mason Cnty., Poll. Control FRB (Appalachian
Pwr. Co. Project), Ser. L, 5 1/2s, 10/1/11	Baa2	2,000,000	2,028,720

Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	BBB	2,500,000	2,405,000

			10,754,310
Wisconsin (1.2%)
Badger, Tobacco Settlement Asset Securitization
Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded)	Aaa	1,000,000	1,123,330
6 3/8s, 6/1/32 (Prerefunded)	Aaa	5,615,000	6,233,155

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	AA–	3,500,000	3,901,100

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,229,530

			14,487,115
Wyoming (0.6%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	3,000,000	3,165,090

WY Muni. Pwr. Agcy. Rev. Bonds (Pwr. Supply),
Ser. A, 5 1/2s, 1/1/33	A2	1,410,000	1,483,278

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds,
Ser. A, 5 1/2s, 1/1/38	A2	2,800,000	2,932,537

			7,580,905
Total municipal bonds and notes (cost $1,133,043,236)			$1,171,926,275

PREFERRED STOCKS STOCKS (6%) *		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. A, 7.50% cum. pfd.	Baa1	5,843,143	$5,560,510

MuniMae Tax Exempt Bond Subsidiary, LLC 144A
Ser. B, 7 3/4s cum. pfd.	Baa2	2,000,000	1,640,420

Total preferred stocks (cost $7,843,143)			$7,200,930

TOTAL INVESTMENTS

Total investments (cost $1,140,886,379)			$1,179,127,205

* Percentages indicated are based on net assets of $1,188,547,404.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at March 31, 2010 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at March 31, 2010 and does not reflect any subsequent changes.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN, Mandatory Put Bonds and VRDN are the current interest rates at March 31, 2010.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at March 31, 2010 (as a percentage of net assets):

Health care	21.1%
State government	14.9
Utilities	12.8
Local government	10.8

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,171,926,275	$—

Preferred stocks	—	7,200,930	—

Totals by level	$—	$1,179,127,205	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,140,886,379)	$1,179,127,205

Cash	178,156

Interest and other receivables	18,767,979

Receivable for shares of the fund sold	590,982

Receivable for investments sold	858,678

Total assets	1,199,523,000

LIABILITIES

Distributions payable to shareholders	1,631,206

Payable for investments purchased	6,035,000

Payable for shares of the fund repurchased	1,747,645

Payable for compensation of Manager (Note 2)	448,588

Payable for investor servicing fees (Note 2)	53,303

Payable for custodian fees (Note 2)	5,427

Payable for Trustee compensation and expenses (Note 2)	291,698

Payable for administrative services (Note 2)	4,141

Payable for distribution fees (Note 2)	632,326

Other accrued expenses	126,262

Total liabilities	10,975,596

Net assets	$1,188,547,404

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,185,781,556

Distributions in excess of net investment income (Note 1)	(310,456)

Accumulated net realized loss on investments (Note 1)	(35,164,522)

Net unrealized appreciation of investments	38,240,826

Total — Representing net assets applicable to capital shares outstanding	$1,188,547,404

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,128,200,238 divided by 134,001,055 shares)	$8.42

Offering price per class A share (100/96.00 of $8.42)*	$8.77

Net asset value and offering price per class B share ($13,756,603 divided by 1,633,562 shares)**	$8.42

Net asset value and offering price per class C share ($27,498,859 divided by 3,260,827 shares)**	$8.43

Net asset value and redemption price per class M share ($5,929,014 divided by 702,370 shares)	$8.44

Offering price per class M share (100/96.75 of $8.44)***	$8.72

Net asset value, offering price and redemption price per class Y share
($13,162,690 divided by 1,561,516 shares)	$8.43

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/10 (Unaudited)

INTEREST INCOME	$31,735,981

EXPENSES

Compensation of Manager (Note 2)	$2,776,550

Investor servicing fees (Note 2)	319,776

Custodian fees (Note 2)	11,712

Trustee compensation and expenses (Note 2)	41,430

Administrative services (Note 2)	33,020

Distribution fees — Class A (Note 2)	1,202,104

Distribution fees — Class B (Note 2)	63,615

Distribution fees — Class C (Note 2)	133,537

Distribution fees — Class M (Note 2)	14,574

Other	211,645

Fees waived and reimbursed by Manager (Note 2)	(142,462)

Total expenses	4,665,501

Expense reduction (Note 2)	(1,317)

Net expenses	4,664,184

Net investment income	27,071,797

Net realized loss on investments (Notes 1 and 3)	(2,011,809)

Net unrealized depreciation of investments during the period	(23,761,306)

Net loss on investments	(25,773,115)

Net increase in net assets resulting from operations	$1,298,682

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/10*	Year ended 9/30/09

Operations:
Net investment income	$27,071,797	$54,269,670

Net realized loss on investments	(2,011,809)	(15,369,400)

Net unrealized appreciation (depreciation) of investments	(23,761,306)	107,509,448

Net increase in net assets resulting from operations	1,298,682	146,409,718

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(26,533)	(511,803)

Class B	(357)	(11,209)

Class C	(641)	(8,105)

Class M	(140)	(2,289)

Class Y	(128)	(1,022)

From tax-exempt net investment income
Class A	(25,643,077)	(51,926,311)

Class B	(294,504)	(867,191)

Class C	(503,886)	(772,958)

Class M	(124,947)	(228,574)

Class Y	(171,014)	(129,097)

Increase in capital from settlement payments	2,605	22,929

Redemption fees (Note 1)	—	1,284

Increase (decrease) from capital share transactions (Note 4)	3,489,228	(71,397,628)

Total increase (decrease) in net assets	(21,974,712)	20,577,744

NET ASSETS

Beginning of period	1,210,522,116	1,189,944,372

End of period (including distributions in excess of net
investment income of $310,456 and $617,026, respectively)	$1,188,547,404	$1,210,522,116

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized									Ratio	investment
	Net asset value,		and unrealized	Total from	From net			Non-	Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	recurring	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	ofperiod	income (loss)	investments	operations	income	distributions	fees [a]	reimbursements	of period	value(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
March 31, 2010 **	$8.60	.19	(.18)	.01	(.19)	(.19)	—	— a,d	$8.42	.18 *	$1,128,200	.38 *e	2.31 *e	6.52 *
September 30, 2009	7.92	.38	.68	1.06	(.38)	(.38)	—	— a,f,g	8.60	14.03	1,156,735	.82 e	4.88 e	19.16
September 30, 2008	8.64	.38	(.72)	(.34)	(.38)	(.38)	—	—	7.92	(4.13)	1,141,001.82		4.49	45.59
September 30, 2007	8.79	.37	(.16)	.21	(.36)	(.36)	—	—	8.64	2.49	1,311,819.79		4.26	24.58
September 30, 2006	8.84	.37	(.05)	.32	(.37)	(.37)	—	—	8.79	3.79	1,166,380.79		4.28	12.41
September 30, 2005	8.85	.38	(.01)	.37	(.38)	(.38)	—	—	8.84	4.28	1,243,915.79		4.29	13.13

Class B
March 31, 2010 **	$8.60	.17	(.18)	(.01)	(.17)	(.17)	—	— a,d	$8.42	(.09) *	$13,757	.70 *e	1.99 *e	6.52 *
September 30, 2009	7.92	.34	.68	1.02	(.34)	(.34)	—	— a,f,g	8.60	13.43	17,347	1.46 e	4.27 e	19.16
September 30, 2008	8.64	.34	(.73)	(.39)	(.33)	(.33)	—	—	7.92	(4.67)	26,427	1.46	3.85	45.59
September 30, 2007	8.79	.32	(.16)	.16	(.31)	(.31)	—	—	8.64	1.92	39,730	1.44	3.61	24.58
September 30, 2006	8.84	.32	(.05)	.27	(.32)	(.32)	—	—	8.79	3.11	43,125	1.44	3.63	12.41
September 30, 2005	8.86	.32	(.02)	.30	(.32)	(.32)	—	—	8.84	3.48	58,550	1.44	3.64	13.13

Class C
March 31, 2010 **	$8.61	.16	(.18)	(.02)	(.16)	(.16)	—	— a,d	$8.43	(.23) *	$27,499	.77 *e	1.92 *e	6.52 *
September 30, 2009	7.93	.32	.68	1.00	(.32)	(.32)	—	— a,f,g	8.61	13.10	25,227	1.61 e	4.07 e	19.16
September 30, 2008	8.65	.31	(.72)	(.41)	(.31)	(.31)	—	—	7.93	(4.92)	16,564	1.61	3.71	45.59
September 30, 2007	8.80	.30	(.16)	.14	(.29)	(.29)	—	—	8.65	1.64	8,432	1.59	3.46	24.58
September 30, 2006	8.85	.30	(.04)	.26	(.31)	(.31)	—	—	8.80	2.99	9,210	1.59	3.48	12.41
September 30, 2005	8.86	.31	(.01)	.30	(.31)	(.31)	—	—	8.85	3.46	9,724	1.59	3.48	13.13

Class M
March 31, 2010 **	$8.62	.18	(.18)	—	(.18)	(.18)	—	— a,d	$8.44	.04 *	$5,929	.53 *e	2.17 *e	6.52 *
September 30, 2009	7.94	.36	.68	1.04	(.36)	(.36)	—	— a,f,g	8.62	13.68	6,107	1.11 e	4.58 e	19.16
September 30, 2008	8.66	.36	(.72)	(.36)	(.36)	(.36)	—	—	7.94	(4.39)	5,235	1.11	4.20	45.59
September 30, 2007	8.81	.35	(.16)	.19	(.34)	(.34)	—	—	8.66	2.19	5,346	1.09	3.96	24.58
September 30, 2006	8.86	.35	(.05)	.30	(.35)	(.35)	—	—	8.81	3.49	4,912	1.09	3.98	12.41
September 30, 2005	8.88	.35	(.01)	.34	(.36)	(.36)	—	—	8.86	3.85	5,349	1.09	3.99	13.13

Class Y
March 31, 2010 **	$8.61	.20	(.18)	.02	(.20)	(.20)	—	— a,d	$8.43	.30 *	$13,163	.28 *e	2.38 *e	6.52 *
September 30, 2009	7.92	.40	.69	1.09	(.40)	(.40)	—	— a,f,g	8.61	14.39	5,106	.61 e	5.05 e	19.16
September 30, 2008 †	8.62	.30	(.70)	(.40)	(.30)	(.30)	—	—	7.92	(4.77) *	718	.45 *	3.52 *	45.59

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding as of March 30, 2010.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class for the periods ended March 31, 2010 and September 30, 2009 reflect a reduction of 0.01% and 0.01% of average net assets, respectively (Note 2).

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax Exempt Income Fund (the “fund”), is a diversified Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing mainly in intermediate to long-term investment-grade bonds.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, May 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the fund had a capital loss carryover of $16,075,630 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$2,860,244	September 30, 2011

4,466,195	September 30, 2012

430,649	September 30, 2013

1,248,409	September 30, 2014

150,375	September 30, 2016

6,919,758	September 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2010 $14,256,907 of losses recognized during the period November 1, 2008 to September 30, 2009.

The aggregate identified cost on a tax basis is $1,140,783,570, resulting in gross unrealized appreciation and depreciation of $63,936,768 and $25,593,133, respectively, or net unrealized appreciation of $38,343,635.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.59% of the first $5 billion, 0.54% of the next $5 billion, 0.49% of the next $10 billion, 0.44% of the next $10 billion, 0.39% of the next $50 billion, 0.37% of the next $50 billion, 0.36% of the next $100 billion, and 0.355% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the lesser of an annual rate of 0.50% of the average net assets of the fund or the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended March 31, 2010, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the period ended March 31, 2010, the fund’s expenses were reduced by $142,462 as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the six months ended March 31, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2010, the fund’s expenses were reduced by $1,317 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $847, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended March 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $60,166 and $1,009 from the sale of class A and class M shares, respectively, and received $1,549 and $2,243 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the six months ended March 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 on redemptions of class A shares.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $93,822,343 and $73,936,007, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At March 31, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	5,227,220	$44,045,814	15,189,319	$118,565,258

Shares issued in connection with
reinvestment of distributions	2,006,520	16,850,000	4,446,594	34,953,273

	7,233,740	60,895,814	19,635,913	153,518,531

Shares repurchased	(7,732,339)	(65,084,057)	(29,262,173)	(225,698,938)

Net decrease	(498,599)	$(4,188,243)	(9,626,260)	$(72,180,407)

	Six months ended 3/31/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	130,430	$1,098,235	387,838	$3,030,193

Shares issued in connection with
reinvestment of distributions	21,493	180,474	67,066	524,962

	151,923	1,278,709	454,904	3,555,155

Shares repurchased	(534,910)	(4,511,886)	(1,775,469)	(13,858,634)

Net decrease	(382,987)	$(3,233,177)	(1,320,565)	$(10,303,479)

	Six months ended 3/31/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	715,876	$6,040,544	1,335,033	$10,492,316

Shares issued in connection with
reinvestment of distributions	40,974	344,657	66,316	524,612

	756,850	6,385,201	1,401,349	11,016,928

Shares repurchased	(424,848)	(3,584,499)	(561,873)	(4,372,026)

Net increase	332,002	$2,800,702	839,476	$6,644,902

	Six months ended 3/31/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	103,134	$869,000	238,172	$1,899,813

Shares issued in connection with
reinvestment of distributions	11,482	96,684	23,504	185,462

	114,616	965,684	261,676	2,085,275

Shares repurchased	(120,456)	(1,022,484)	(212,910)	(1,646,537)

Net increase (decrease)	(5,840)	$(56,800)	48,766	$438,738

	Six months ended 3/31/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,052,111	$8,871,237	724,433	$5,761,574

Shares issued in connection with
reinvestment of distributions	10,803	91,021	12,869	101,401

	1,062,914	8,962,258	737,302	5,862,975

Shares repurchased	(94,443)	(795,512)	(234,808)	(1,860,357)

Net increase	968,471	$8,166,746	502,494	$4,002,618

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	114,890,773	4,023,631

Jameson A. Baxter	114,878,873	4,035,531

Charles B. Curtis	114,733,020	4,181,384

Robert J. Darretta	114,928,273	3,986,131

Myra R. Drucker	114,884,728	4,029,676

John A. Hill	114,810,977	4,103,427

Paul L. Joskow	114,923,608	3,990,796

Elizabeth T. Kennan	114,795,141	4,119,263

Kenneth R. Leibler	114,878,676	4,035,728

Robert E. Patterson	114,969,819	3,944,585

George Putnam, III	114,913,297	4,001,107

Robert L. Reynolds	114,955,551	3,958,853

W. Thomas Stephens	114,903,772	4,010,632

Richard B. Worley	114,890,059	4,024,345

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

75,911,539	3,581,246	3,485,447	35,936,172

A proposal to amend the fund’s agreement and declaration of trust with respect to duration of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

76,730,711	2,671,109	3,576,412	35,936,172

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
Global Natural Resources Fund*	Income Fund
International Capital Opportunities Fund*	Money Market Fund†
International Equity Fund*	U.S. Government Income Trust
Investors Fund
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square	Richard B. Worley
Boston, MA 02109		Robert R. Leveille
	Officers	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Compliance Officer
Putnam Investments Limited	President
57–59 St James’s Street		Mark C. Trenchard
London, England SW1A 1LD	Jonathan S. Horwitz	Vice President and
	Executive Vice President,	BSA Compliance Officer
Marketing Services	Principal Executive
Putnam Retail Management	Officer, Treasurer and	Judith Cohen
One Post Office Square	Compliance Liaison	Vice President, Clerk and
Boston, MA 02109		Assistant Treasurer
Charles E. Porter
Custodian	Senior Advisor to the Trustees	Wanda M. McManus
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Trustees	Vice President, Principal	Proxy Manager
John A. Hill, Chairman	Accounting Officer and
Jameson A. Baxter,	Assistant Treasurer
Vice Chairman
Ravi Akhoury	Susan G. Malloy
Charles B. Curtis	Vice President and
Robert J. Darretta	Assistant Treasurer
Myra R. Drucker
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
Vice President

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA041 261080 5/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 28, 2010